UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 West Ray Road Ste. 201 Chandler, Arizona		85226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

410 S. Benson Lane

Chandler, Arizona 85224

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Also as previously disclosed, on July 2, 2019, the Bankruptcy Court entered an order that, among other things, established bidding procedures to sell substantially all of the Debtors’ assets in accordance with Section 363 of the Bankruptcy Code.

As previously disclosed, on October 31, 2019, the Company and Benuvia Therapeutics Inc. (then known as Chilion Group Holdings US, Inc.) (“Benuvia”) entered into a Transition Services Agreement (as amended, modified and/or supplemented from time to time, the “Transition Services Agreement”), pursuant to which the Company agreed to make available to Benuvia (or its affiliates or designee(s)) certain employees of the Company and/or its affiliates (the “Employees”) for the purpose of providing certain transition services in consideration for Benuvia’s payment to the Company or its designee(s) of fees at the Company’s cost plus a seven and one-half percent (7.5%) mark-up.  The term of the Transition Services Agreement commenced on October 31, 2019 and was to continue through December 31, 2019, unless earlier terminated or extended in accordance with the terms of the Transition Services Agreement.  Also as previously disclosed, on December 30, 2019, the Company and Benuvia entered into an Amendment to Transition Services Agreement (the “TSA Amendment”), which amended the Transition Services Agreement to, among other things, extend the term of the Transition Services Agreement to continue through January 31, 2020 and provide that Benuvia would be solely responsible for all costs and expenses associated with the Employees.

On January 30, 2020, the Company and Benuvia entered into a Second Amendment to Transition Services Agreement (the “Second TSA Amendment”), which amends the Transition Services Agreement to, among other things, further extend the term of the Transition Services Agreement to continue through the earlier of: (i) the date on which all powers of attorney that are required for Benuvia to operate under the Company’s existing manufacturing and analytical laboratory registrations issued by the Drug Enforcement Administration and applicable state agencies, including those related to the Round Rock and Ellis facilities leased by Benuvia, have been duly executed and have become effective, and (ii) the date on which Benuvia has obtained all necessary approvals from governmental entities, including the Drug Enforcement Administration and applicable state agencies, and third-party providers, unless the Transition Services Agreement is earlier terminated in accordance with its terms.  The Second TSA Amendment also provides that Benuvia continues to be solely responsible for all costs and expenses associated with the Employees.

The foregoing descriptions of the Transition Services Agreement, the TSA Amendment and the Second TSA Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to, respectively, the full text of the Transition Services Agreement filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2019, the TSA Amendment filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the SEC on January 6, 2020, and the Second TSA Amendment attached hereto as Exhibit 2.1, all of which are incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.  As previously disclosed, on the effective date of the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors that was confirmed by the Bankruptcy Court on January 16, 2020 (as further amended, supplemented or modified in accordance with its terms, the “Plan”), all existing shares of the Company’s common stock will be cancelled.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Plan and the related disclosure statement, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; uncertainty associated with the Company’s ability to complete the sale of its remaining assets as contemplated by the Bankruptcy Petitions; trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Bankruptcy Court filings and other information related to the Chapter 11 Cases are or will be available at a website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/Insys. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description

2.1	Second Amendment to Transition Services Agreement, dated as of January 30, 2020, by and between Benuvia Therapeutics Inc. and Insys Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2020

Insys Therapeutics, Inc.

By: /s/ Andrece Housley

Name: Andrece Housley

Title: Chief Financial Officer